UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 2, 2020
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Main Campus Drive
Raleigh, NC 27606
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Bandwidth Inc., a Delaware corporation (“Bandwidth”) on October 12, 2020, Bandwidth entered into a Share Purchase Agreement (the “Share Purchase Agreement”) by and among Bandwidth, Voicebox S.à r.l., a private limited liability company (société à responsibilité limitée) incorporated under the laws of Luxembourg (RCS number B198.967) (“Voicebox”), Itay Rosenfeld, Stefaan Konings, Dirk Hermans, Gaetan Brichet and Stichting Administratiekantoor Voice, a foundation (stichting) incorporated under the laws of the Netherlands (“Stichting” and, together with Voicebox, Itay Rosenfeld, Stefaan Konings, Dirk Hermans and Gaetan Brichet, the “Selling Stockholders”) pursuant to which, among other things, Bandwidth will acquire all of the A Ordinary Shares, B Ordinary Shares and C Ordinary Shares of Voice Topco Limited, a private limited liability company incorporated under the laws of England and Wales (No. 9717662) (“Voice Topco”). Voice Topco directly or indirectly holds all of the issued and outstanding shares of Voxbone S.A., a private limited liability company registered under the laws of Belgium (“Voxbone”), which (with its subsidiaries) is the operating subsidiary of Voice Topco.
Pursuant to the terms of the Share Purchase Agreement, Bandwidth acquired all of the A Ordinary Shares, B Ordinary Shares and C Ordinary Shares of Voice Topco at the closing held on November 2, 2020, effective as of October 31, 2020 (the “Share Purchase”).
As consideration for the Share Purchase, Bandwidth (i) paid the Selling Stockholders approximately $413 million (or approximately €354.6 million based on prevailing exchange rates at the close of business on October 30, 2020), and (ii) issued to the Selling Stockholders 663,394 shares of Bandwidth’s Class A common stock, par value $0.001 (“Bandwidth Stock”), with an aggregate value of approximately $106.4 million (or approximately €91.3 million based on prevailing exchange rates at the close of business on October 30, 2020).
The foregoing summary description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Share Purchase Agreement, a copy of which was filed as Exhibit 2.1 to Bandwidth’s Current Report on Form 8-K filed with the SEC by Bandwidth on October 12, 2020, the terms of which are incorporated herein by reference.

Item 7.01 Other Events.
On October 12, 2020, Bandwidth issued a press release announcing that Bandwidth had entered into the Share Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1	Share Purchase Agreement, dated October 12, 2020 (incorporated by reference to Exhibit 2.1 to Bandwidth’s Current Report on Form 8-K filed with the SEC on October 12, 2020)*
99.1	Press Release, dated November 2, 2020
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)
* Portions omitted

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: November 2, 2020	By:	/s/ Jeffrey A. Hoffman
	Name:	Jeffrey A. Hoffman
	Title:	Chief Financial Officer